SOLAR POWER AND BATTERY ENERGY STORAGE SYSTEMS, NET (Tables)	12 Months Ended
Dec. 31, 2024
SOLAR POWER AND BATTERY ENERGY STORAGE SYSTEMS, NET
Schedule of solar power and battery energy storage systems, net

	December 31,	December 31,
	2023	2024
Systems in operation	$532,833	$1,270,389
Systems under construction	450,339	762,523
Total costs	983,172	2,032,912
Accumulated depreciation	(31,659)	(55,973)
Solar power and battery energy storage systems, net	$951,513	$1,976,939